Exhibit 10.19



     Purchase and Sale Agreement executed by and between Golden Flake Snack Foods, Inc., as Seller, and Steve Bacorn, as Purchaser, with an effective date of July 7, 2008, for the sale of land and improvements located in Cobb County,
             Address being 321 Marble Mill Road, Marietta, Georgia

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

                   ATLANTA COMMERCIAL BOARD OF REALTORS, INC.
                       STANDARD COMMERCIAL SALES AGREEMENT

1. PURCHASE AND SALE:
         As a result of the efforts Bryant Commercial Real Estate Partners ("Broker"), a licensed real estate broker, the undersigned purchaser Steve
Bacorn ("Purchaser"), agrees to buy, and the undersigned seller Golden Flake Snack Foods, Inc. ("Seller"), agrees to sell all that tract of land being +/- ..98 acres, located in Cobb County, Address being 321 Marble Mill Road, Marietta, GA. 30060, Also known as District 16, Land lot 1005, Parcel 23 as more particularly described in Exhibit "A", attached hereto and by this reference made a part hereof, together with all improvements now located thereon, including all electrical, mechanical, plumbing and other systems and all fixtures located therein, as well as plants, trees and shrubbery thereon (collectively, the "Property").

2.       PURCHASE PRICE AND METHOD OF PAYMENT:
         The purchase price of the Property shall be Five Hundred and Seventy Six Thousand ($576,000) DOLLARS (U.S.) to be paid as follows: All cash at closing.

3.       EARNEST MONEY:
         Purchaser has deposited with Smith, Eubanks, Smith and Tumlin ("Escrow Agent") $10,000 ( ) cash (x) check, the receipt of which is hereby acknowledged by Escrow Agent, as "Earnest Money" which Earnest Money shall be applied as partial payment of the cash portion of the purchase price of the Property at the time the sale is consummated. If Purchaser's check for the Earnest Money is returned by Purchaser's bank for any reason, Seller shall have the option to declare this Agreement null and void by written notice to Purchaser and Escrow Agent. Purchaser and Seller understand and agree that Escrow Agent shall deposit Earnest Money within five (5) banking days following the execution of this Agreement by all parties. The parties to this Agreement agree that Escrow Agent shall deposit the Earnest Money in (x) Escrow Agent's Non-Interest-bearing Escrow Trust Account. The parties to this Agreement understand and agree that the disbursement of Earnest Money held by the Escrow Agent can occur only (A) at closing; (B) upon written agreement signed by all parties having an interest in the funds; (C) upon court order; (D) upon the failure of any contingency or failure of either party to fulfill its obligations as set forth in this Agreement, or (E) as otherwise set out herein. In the event of a dispute between Purchaser and Seller regarding this Agreement and/or distribution of the Earnest Money, sufficient in the discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to interplead all or any disputed part of the Earnest Money into court, and thereupon be discharged from all further duties and liabilities hereunder. The filing of any such interpleader action shall not deprive Escrow Agent of any of its rights under this Agreement. Purchaser and Seller agree that Escrow Agent shall be entitled to be compensated by the party who does not prevail in the interpleader action for its costs and expenses, including reasonable attorney's fees, in filing said interpleader action.

4.       TITLE:
         Seller agrees to convey good and marketable, fee simple title to the Property to Purchaser by Limited Warranty Deed. Good and marketable, fee simple title is hereby defined as title which is insurable by a national title insurance company at its standard rates on an ALTA Owner Policy, without exception other than the following "Permitted Title Exceptions": (A) zoning ordinances affecting the Property; (B) general utility, sewer and drainage easements of record upon which any buildings on the Property do not encroach;
(C) subdivision restrictions of record; (D) current city, state and county ad valorem property and sanitary taxes not yet due and payable; and (E) leases and other easements, restrictions and encumbrances specified in this Agreement or on Exhibit "B", attached hereto and incorporated herein by this reference. Purchaser shall have thirty (30) days after the date that this Agreement has been fully executed and delivered to Seller and Purchaser to examine the title to the Property and notify Seller of any objections to matters affecting title to the Property, including the Permitted Title Exceptions. Seller shall have up to twenty (20) calendar days after receipt of Purchaser's written notice of objections in which to correct such defects, or to provide to Purchaser a written notice that Seller shall cause such objections to be corrected or cured on or before the date of closing. If Seller shall fail to either cure or correct such title objections defects, or provide to Purchaser such written notice obligating Seller to do so on or before the date of closing, within twenty (20) calendar days after receipt of said written notice, then Purchaser shall have the choice of (1) accepting the Property with such legal defects, or (2) declining to accept the Property with such legal defects. Purchaser shall exercise such choice by written notice to Seller mailed within twenty (20) calendar days following the end of the period provided above for the correction by Seller of such legal defects or notice of Seller's intention to do so on or before the closing. If Purchaser shall decline to so accept the Property subject to such legal defects, then this Agreement shall be null and void and the Earnest Money deposit shall be promptly refunded to Purchaser. In the event that Purchaser fails to make such election within such 20-day period it shall be conclusively deemed to have elected to accept the Property subject to such defects and proceed to closing.


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

5.       LEASES/SERVICE CONTRACTS:
         Seller represents to Purchaser that there are no management, service or other contracts that affect the Property that cannot be terminated at closing by Purchaser at its sole discretion. Seller also represents that as of the day of closing, there will be no leases in effect on the Property except as set forth on Exhibit "C", attached hereto and by this reference made a part hereof.

6.       WARRANTIES:
         Seller represents that: (A) to Seller's best reasonable knowledge, there are no existing or proposed governmental orders or condemnation proceedings affecting the Property and Seller has received no notice of any such orders or proceedings; (B) Seller is a validly existing entity existing under the laws of the State of Delaware and the individual executing on behalf of the entity has authority to enter into the transaction contemplated by this Agreement, or if executed in an individual capacity, has authority to execute;
(C) to Seller's best reasonable knowledge, Seller has good and marketable fee simple title to the Property which can be conveyed to Purchaser in accordance with the terms and conditions of this Agreement.

7.       APPLIANCES AND MECHANICAL SYSTEMS:
         Seller warrants and represents that all appliances remaining with the Property, and the heating, air conditioning, plumbing, and electrical systems, will be in normal operating condition at the time of closing. Purchaser shall have the privilege and responsibility of making inspections of said appliances and systems prior to closing and notwithstanding anything contained herein to the contrary, Seller's responsibility in connection with the foregoing shall cease at closing. To the extent transferable, Seller agrees to transfer and assign to Purchaser any and all transferable warranties regarding any such appliances and/or systems.

8.       CONDITION OF PROPERTY:
         Seller represents that at closing the improvements on the Property will be in the same condition as they are on the date this Agreement is signed by Purchaser, ordinary wear and tear excepted. Until closing, Seller shall, at Seller's expense, maintain in full force and effect the same fire and extended coverage insurance carried by Seller on the Property on the date of this Agreement. However, should the Property be destroyed or substantially damaged before closing, then Seller shall provide to Purchaser written notice of such occurrence within ten (10) days after the date thereof, and, at the election of
Purchaser: (A) this Agreement may be canceled; or (B) Purchaser may consummate this Agreement and receive an assignment of Seller's interest in such insurance proceeds as are paid or payable on the claim of loss. This election must be exercised within ten (10) days after Seller provides Purchaser written notice of the amount of the insurance proceeds, if any, which Seller will receive on the claim of loss. If Purchaser has not been so notified by Seller within forty-five
(45) days subsequent to the occurrence of such damage or destruction, or by the date of closing, whichever occurs first, Purchaser may at its option cancel this Agreement by written notice to Seller. If Purchaser fails to provide such notice to Seller, Purchaser shall be conclusively deemed to have elected to consummate this Agreement and receive an assignment of Seller's interest in such insurance proceeds as are paid or payable on the claim of loss.

9.       AGENCY DISCLOSURE:
         Purchaser and Seller acknowledge that Broker (Bryant Commercial Real Estate Partners, LLC) has acted as agent for Purchaser. Broker shall not owe any duty to Seller or Purchaser greater than what is set forth in the Brokerage Relationships in Real Estate Transactions Act, Official Code of Georgia Annotated Section 10-6A-1 et seq.

10.      REAL ESTATE COMMISSION:


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

         In negotiating this Agreement, Broker have rendered a valuable service for which the Broker shall be paid a commission at closing by Seller equal to seven percent (7%) of the Purchase Price (the "Commission"). Such Commission shall be payable at closing as follows: 100% paid to Bryant Commercial Real Estate Partners, LLC at closing.

No change shall be made by Purchaser or Seller with respect to the time of payment, amount of payment, or the conditions of payment of the Commission, without the written consent of Broker. If this transaction involves an exchange of real estate, the full Commission shall be paid in respect to the property conveyed to each party to the other. The Commission on an exchange shall be calculated on the amount of the stated basis of each property as taken in such exchange, according to the agreement between the parties, and if no value is placed on the property to be exchanged, then according to the reasonable value thereof. In the event of any exchange, each party shall be regarded as the seller as to the property conveyed by each party. Purchaser and Seller each hereby represent and warrant to the other, and to Broker, that no party other than Broker is entitled as a result of the actions of Seller or Purchaser, as the case maybe, to a commission or other fee resulting from the execution of this Agreement or the transactions contemplated hereby, and Seller and Purchaser each hereby agree to severally indemnify, defend and hold each other and Broker harmless from and against any and all costs, damages and expenses, including attorneys fees arising from claims made by Broker or agents for additional real estate commissions or brokerage fees with whom the indemnifying party may have dealt. This representation, warranty and indemnity shall survive the rescission, cancellation, termination or consummation of this Agreement.

11.      DISCLAIMER:
         Seller and Purchaser acknowledge that they have not relied upon the advice or representations, if any, of Broker, or their associate broker or salespersons, concerning: (A) the legal and tax consequences of this Agreement in the sale of the Property; (B) the terms and conditions of financing of the Property; (C) the purchase and ownership of the Property; (D) the structural condition of the Property; (E) the operating condition of any business; (F) the operating condition of the electrical, heating, air conditioning, plumbing, water heating systems and appliances on the Property; (G) the availability of utilities to the Property; (H) the investment potential or resale value of the Property; (I) the financial ability of Purchaser; (J) any conditions existing on the Property which may affect the Property; or (K) any matter which could have been revealed through a survey, title search or inspection of the Property. Seller and Purchaser both acknowledge that if such matters have been a concern to them, they have sought and obtained independent advice relative thereto. Seller and Purchaser acknowledge that the Atlanta Commercial Board of REALTORS, Inc. has furnished this Standard Commercial Sales Agreement form to its members as a service and that it makes no representation or warranty as to the enforceability of this Standard Commercial Sales Agreement form.

12.      ASSIGNMENT:
         This Agreement, and the rights and obligations hereunder, may not be assigned by Purchaser without the prior written consent of Seller, which consent may not be unreasonably withheld, except to an affiliated company or a to be formed entity in which Purchaser has a majority equity interest. Notwithstanding anything contained herein to the contrary, however, any such approved assignee shall assume in writing all of the obligations and liabilities of Purchaser hereunder, and a copy of such assignment shall be provided to Seller in writing within two (2) days after it is signed by Purchaser and assignee. No such assignment shall release the original Purchaser from liability to Seller as set forth in this Agreement.

13.      RESPONSIBILITY TO COOPERATE:
         Seller and Purchaser agree that such documentation as is reasonably necessary to carry out the terms of this Agreement shall be produced, executed and/or delivered by such parties within the time required to fulfill the terms and conditions of this Agreement.

14.      DEFAULT; REMEDIES:
         Purchaser's Default: If the sale and purchase of the Property contemplated by this Agreement is not consummated because of Purchaser's default, then Seller shall retain the Earnest Money as full and final liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to more precisely estimate the damages to be suffered by Seller upon Purchaser's default, and the parties expressly acknowledging that retention of the Earnest Money is intended not as a penalty, but as full and final liquidated damages and that said sum is an agreed reasonable estimate of such damages. The Seller's right to retain the Earnest Money as full and final liquidated damages is Seller's sole and exclusive remedy in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenants that it shall not) sue the Purchaser (A) for specific performance of this Agreement; or (B) to prove that Seller's actual damages exceed the Earnest Money which is hereby provided Seller as full and final liquidated damages. In the event the purchase and sale contemplated in this Agreement is not consummated because of Purchaser's default, Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller to recover the Earnest Money or any part thereof.

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

         Seller's Default: If the purchase of the Property is not consummated in accordance with the terms and conditions of this Agreement because of Seller's default, then the Earnest Money (including any interest earned thereon) shall be returned to Purchaser within five (5) business days of written demand from Purchaser and Purchaser shall have right, at its sole election: (A) to terminate this Agreement; (B) to pursue specific performance plus the cost of obtaining specific performance; or (C) if Purchaser is not reasonably able to obtain specific performance of Seller's obligations under this Agreement or if specific performance is an inadequate remedy as a result of acts or omissions of Seller, to pursue its remedies at law and equity (provided, however, in no event shall Purchaser be entitled to monetary damages in excess of an amount equal to the Earnest Money).

15.      NOTICES:
         Except as may be otherwise provided for in this Agreement, all notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered, either (A) in person, (B) by overnight delivery service prepaid, (C) by facsimile (FAX) transmission, or (D) U.S. Postal Service, postage prepaid, registered or certified, return receipt requested, to the party being given such notice at the appropriate address set forth below:

As to Purchaser:                                              As to Seller:     Golden Flake Snack Foods, Inc.

Name:             Steve Bacorn                                Name:             Patty Townsend, CFO
Address:          621 Hardage Farm Dr.                        Address:          1 Golden Flake Drive
City, State, ZIP: Marietta, GA  30064                         City, State, ZIP: Birmingham, AL  35233
Fax No.:          770-389-0114                                Fax No.:          205-458-7316

As to Broker:     Bryant Commercial Real Estate               As to
                  Partners, LLC                               Escrow Agent:     Smith, Eubanks, Smith and Tumlin
Name:             Bryant Dromey                               Name:             Hap Smith
Address:          3500 Lenox Road, Suite 200                  Address:          94 Church Street
City, State, ZIP: Atlanta, GA  30326                          City, State, ZIP: Marietta, GA  30060
Fax No.:          404-442-2811                                Fax No.:          770-499-0027

         Such notices shall be deemed to have been given as of the date and time actually received by the receiving party, or the date of refusal to accept delivery or inability to deliver, as shown on the return receipt. In the event no address for purpose of notice is specified with respect to a particular party as required by this Paragraph, any other party may direct notices to such party at any business or residence address known to such other party. Any such notice to an unspecified address shall be effective when delivered personally or, with respect to mailed notices, upon actual receipt by the party to whom such notice is directed, or the date of refusal to accept delivery or inability to deliver, as shown on the return receipt.

16.      TIME:
         Time is of the essence with respect to this Agreement.

17.      FOREIGN PERSON STATUS:
         At closing, if Seller does not deliver to Purchaser a certificate reasonably acceptable to Purchaser setting forth Seller's address and Social Security or Tax Identification number and certifying that Seller is not a foreign person for purposes of the Foreign Investment in Real Property Tax Act, as revised by the Deficit Reduction Act of 1984, then Purchaser shall deduct and withhold a tax equal to either ten percent (10%) of the Purchase Price or such other amount as may be authorized by a withholding certificate from the Internal Revenue Service. At Closing, if Seller does not deliver to Purchaser an affidavit reasonably acceptable to Purchaser confirming that Seller is a resident or "deemed resident" of the State of Georgia for purposes of O.C.G.A.
Section 48-7-128, then Purchaser shall be entitled to withhold a portion of the Purchase Price for payment to the Georgia Department of Revenue pursuant to said statute.


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18.      ENVIRONMENTAL CONDITIONS: To Seller's best reasonable knowledge:
         (A) The Property has never been used as a landfill for garbage or refuse, dump, stump pit, toxic waste dump or cemetery, or for the handling, generation, treatment, release, storage or disposal of chemicals or hazardous wastes or substances so as to create an environmental hazard. For purposes of this Agreement, the term "hazardous wastes or substances" shall mean petroleum including crude oil or any fraction thereof, and any substance identified in CERCLA, RCRA, or any other federal, state or other governmental legislation or ordinance identified by its terms as pertaining to the disposal of hazardous substances or waste.
         (B) (i) The Property is free from any hazardous or toxic materials or waste or similarly described substances under any applicable federal or state laws or regulations and (ii) there have been no violations of applicable "wetlands" regulations in connection with the development of the Property.
         (C) There are no storage tanks located on the Property, either above or below ground.

19.      SURVEY:
         Within thirty (30) days after the date that this Agreement has been fully executed by Seller and Purchaser, Purchaser shall obtain and deliver to Seller, at Purchaser's sole cost and expense, a current boundary survey of the Property, which shall be prepared by a Georgia registered land surveyor in accordance with no less than the minimum standards of the State of Georgia for surveys and land surveyors. Said survey shall: (A) be certified to Purchaser, Purchaser's lender (if applicable) and Purchaser's title insurer by the surveyor pursuant to a certificate in form and substance satisfactory to Purchaser; (B) correctly show the boundaries of the Property and the location of all buildings, structures, fences and other improvements situated on the Property, the location of and identify all visible easements and rights-of-way across, serving or abutting the Property, and all recorded easements to the extent they affect specific portions of the Property (including any and all off-site easements affecting or benefiting the Property) and (C) contain a calculation of the exact acreage of the Property (calculated to the nearest 1/100' of an acre), exclusive of any streets, roads and rights-of-way. Seller agrees to execute a Quit Claim Deed with the legal description of this survey in favor of the Purchaser. Purchaser's notice of title objections pursuant to Section 4 above shall include any objections revealed by such survey.

20.      CLOSING COSTS:
         Purchaser shall pay all recorded costs of this transaction including document recording costs, all applicable intangible taxes and Purchaser's attorney's fees. Seller shall pay any applicable Georgia transfer fees and Seller's attorney's fees.

21.      CLOSING:
         The sale of the Property shall be closed on or before thirty (30) days after the inspection period has been satisfied, at a time acceptable to Purchaser and Seller; provided, however, if Purchaser and Seller fail to agree on a time and place, the closing shall be held on the aforesaid date at 1:00 P.M. in the office of Broker at the address shown above. If the time period by which any right, option or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the closing must be held, expires on a Saturday, Sunday or legal holiday, then such time period shall be automatically extended to the close of business on the next regular business day.

22.      MISCELLANEOUS:
                  (A) Real estate taxes on the Property for the calendar year in which the sale is closed shall be prorated as of the date of closing.

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

                  (B) All tenant security deposits shall be delivered or credited by Seller to Purchaser at closing, and Purchaser shall sign an agreement at closing to hold Seller harmless against claims regarding such transferred security deposits.

                  (C) Possession of the Property shall be granted by Seller to Purchaser no later than the day of closing, subject to the rights of tenants of the Property, if any are listed on Exhibit "D" hereto.

                  (D) Conditions precedent to the obligation of either party to close hereunder, if any, are for the benefit of such party only, and any and all of said conditions may be waived in the discretion of the party benefited thereby.

                  (E) This Agreement shall be construed under the laws of the State of Georgia.

23.      CONDITIONS OF PURCHASE:
         The parties hereto agree that Purchaser's obligation to purchase the Property shall be subject to the satisfaction of the following terms and conditions ("The Conditions of Purchase"), any one or some of which may be waived in part:

         Inspections: Purchaser shall have a period of thirty (30) days after the date this Agreement has been fully executed by Seller and Purchaser to inspect the Property (the "Inspection Period"). Commencing on the acceptance date of this Agreement, and subject to the rights of the tenants, if any, Purchaser, Purchaser's agents, employees and contractors, shall have the right during regular business hours, but without unreasonable interfering with the operations being carried on upon the Property, to enter the Property, for the purposes of making surveys, inspections, soil tests, environmental studies and other investigations of the Property, including, but not limited to, the physical condition of any improvements and mechanical and electrical systems, leases, management, service and other contracts affecting the Property, and Seller's accounting books and records with respect to the operations of the Property. Purchaser shall and does hereby agree to indemnify, defend and hold harmless Seller and Broker or others from any loss or damages as a result of the exercise by Purchaser of the rights herein granted, including any damage resulting from the negligence of Purchaser or Purchaser's agents, employees or contractors. This indemnity shall survive the rescission, cancellation, termination or consummation of this Agreement.

         Should the Purchaser not be satisfied with the results of any of the reports, studies and inspections, the Purchaser at its sole discretion shall notify Seller of its dissatisfaction and declare this Agreement null and void prior to the expiration of the Inspection Period. Purchaser shall then be entitled to a full refund of its Earnest Money and shall deliver to Seller the copies of its reports and studies. Neither Purchaser nor Seller shall have any responsibilities, one to the other, if Purchaser notifies Seller of its dissatisfaction after Purchaser receives its Earnest Money.

24.      ENTIRE AGREEMENT; AMENDMENT:
         This Agreement constitutes the sole and entire agreement between the parties hereto with respect to the subject matter hereof, and no modification of this Agreement shall be binding unless signed by all parties to this Agreement. No representation, promise, or inducement not included in this Agreement shall be binding upon any party hereto.

25.      BINDING EFFECT:
         This Agreement shall bind and inure to the benefit of Seller, Purchaser and Broker, and their respective heirs, executors, legal representatives, successors and assigns.

26.      SPECIAL STIPULATIONS:

               a. Seller and Purchaser agree that Seller shall have the option to lease said property for a period of 12 months after closing. The terms of the lease shall as follows:


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               1.   First three months shall be free of rental charges,  however a 1/12a' share of the real estate taxes and insurance shall be paid to Purchaser by Seller each month for the first three months. The real estate taxes shall be calculated as of the last tax bill received from Cobb County. Insurance
                    shall  be  calculated   from  Sellers  last  insurance  bill
                    received from Seller's insurance company.
               2. Starting at the beginning of the fourth month a rental rate of $5.00 per square foot or $3,333 per month shall be paid to Purchaser by Seller.
               3. Seller shall terminate the lease at any time without notice to the Purchaser.
               4. Seller and Purchaser agree to sign an Atlanta Commercial Board of Realtors Lease agreement before closing said property hereby attached as exhibit "C" and made apart hereto.
               5. Seller and Purchaser agree that lease shall not become enforceable until said property is closed and good and
                    marketable,   fee  simple  title  is   transferred   to  the
                    Purchaser.

               b. Seller and Purchaser agree that Purchaser shall have the option of extending the closing of said property for up to thirty days by depositing an additional non-refundable earnest money check of $10,000 with Escrow Agent prior to said closing date.

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This instrument shall be regarded as an offer by the first party to sign it and is open for acceptance by the other party until 5 O'clock P.M. on the 30 day of July, 2008, by which time written acceptance of such offer must have been actually received by Broker, who shall promptly notify the other party of such acceptance.

Purchaser acknowledges that Purchaser has read and understood the terms of this Agreement and has received a copy of it.

The date of this Agreement is July 24, 2008.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

Signed sealed and delivered
In the presence of:                    SELLER:

__________________________        By:                                     (Seal)
                                       -----------------------------------
Witness:                               Name/Title:
                                                  ------------------------------
                                       Address:
                                               ---------------------------------
                                        Phone:
                                                --------------------------------
                                       Date:
                                               ---------------------------------
Signed sealed and delivered
In the presence of:                    Purchaser:

__________________________         By:                                    (Seal)
                                       -----------------------------------
Witness:                               Name/Title:
                                                  ------------------------------
                                       Address:
                                               ---------------------------------

                                       Phone:
                                             -----------------------------------
                                       Date:
                                            ------------------------------------

Signed sealed and delivered
In the presence of:                   Broker:

__________________________        By:                                    (Seal)
                                      -----------------------------------
Witness:                              Name/Title:
                                                 -------------------------------
                                      Address:
                                              ----------------------------------

                                      Phone:
                                            ------------------------------------
                                      Date:
                                           -------------------------------------

Signed sealed and delivered
In the presence of:                    Escrow Agent:

__________________________        By:                                 (Seal)
                                       -----------------------------------
Witness:                               Name/Title:
                                                  ------------------------------
                                       Address:
                                               ---------------------------------

                                       Phone:
                                             -----------------------------------
                                       Date:
                                            ------------------------------------

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

ACCEPTANCE DATE:
         The Acceptance Date of this Agreement is the date upon which the last party executes or initials the last change in this Agreement and is ______________. The party last executing this Agreement shall promptly deliver executed counterparts of this Agreement to all parties in accordance with the notice provisions of this Agreement.

            Note: Prepare and attach Exhibit "A" - "C", as applicable
            Exhibit "A"      Legal Description
            Exhibit "C"      Leases


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


                                    EXHIBIT A

                                LEGAL DESCRIPTION

         ALL THAT TRACT AND PARCEL OF LAND LYING AND BEING IN LAND LOT 1005, of the 16th District, Second Section, Cobb County, Georgia, and being more particularly described as follows:

         Beginning at a point on the Southerly right of way of Marble Mill Road,
         681.48 feet westerly along the southerly right of way of Marble Mill Road from the intersection of the southerly right of way of Marble Mill Road and the East Land Lot Line of Land Lot 1005, of the 16th District, 2nd Section, Cobb County, Georgia, running thence South 01 degrees 37 minutes 00 seconds East, 285.71 feet to an iron pin set; running thence North 88 degrees 42 minutes 00 seconds West, 150.00 feet to an iron pin set; running thence North 01 degrees 37 minutes 00 seconds West, 285.71 feet to an iron pin set and the southerly right of way of Marble Mill Road; thence running South 88 degrees 42 minutes 00 seconds East,
         150.00 feet along the southerly right of way of Marble Mill Road to an iron pin set and the Point of Beginning. Being the same property as shown in survey for Golden Flake, dated July 20, 1984, by West Georgia Engineers & Surveyors, Inc.

         Being the same property as conveyed from O.C. Hubert to Golden Flake Snack Foods, Inc., dated August 9, 1984, and as recorded in Deed Book 3236, page 449, Cobb County, Georgia.

                                   Exhibit "C"

                   ATLANTA COMMERCIAL BOARD OF REALTORS, INC.
                       STANDARD COMMERCIAL LEASE AGREEMENT

THIS LEASE is made this ____ day of __________, 2008 by and among Steve Bacorn (hereinafter called "Landlord"), and Golden Flake Snack Foods, Inc. (hereinafter called "Tenant").

                                   WITNESSETH:
PREMISES
         1. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained herein to be paid, kept and performed by Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "Premises"), to wit: a 8,000+/- square foot office/warehouse building and being known as 321 Marble Mill Road, Marietta, GA 30060. No easement for light or air is included in the Premises

TERM
         2. The Tenant shall have and hold the Premises for a term of twelve
(12) months beginning on the ____ day of __________, ________, and ending on the ____ day of _____________, _________, at midnight, unless sooner terminated as hereinafter provided.

RENTAL
         3. There shall be no rental amount due until the first day of the fourth month, however Tenant agrees to pay one twelfth (1/12) of the Landlord's annual taxes and insurance for the first three months. The real estate taxes shall be calculated as of the last tax bill received from Cobb County. Insurance shall be calculated from Sellers last insurance bill received from Seller's insurance company. Starting on the first day of the fourth month, Tenant agrees to pay Landlord $3,333 per month for the remainder of the term.

SECURITY DEPOSIT
         4. Tenant shall deposit with Landlord upon execution of this Lease $3,333 as a security deposit which shall be held by Landlord, without liability to Tenant for any interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease of Tenant. If any of the rents or other charges or sums payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, appropriate and apply the security deposit, or so much thereof as may be necessary to compensate Landlord toward the payment of the rents, charges or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant furnishes Landlord with proof that all utility bills have been paid through the date of Lease termination, and performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration or sooner termination of the term of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease.

UTILITY BILLS
         5. Tenant shall pay all utility bills, including, but not limited to water, sewer, gas , electricity, fuel, light and heat bills for the Premises, and Tenant shall pay all charges for garbage collection or other sanitary services, unless otherwise provided for herein.

USE OF PREMISES
         6. The Premises shall be used for office, distribution and storage purposes only and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises. Except as provided herein, Landlord makes no warranties, express or implied, including fitness for purpose.

ABANDONMENT OF THE PREMISES
         7. Tenant agrees not to abandon or vacate the Premises during the term of this Lease and agrees to use the Premises for the purposes herein leased until the expiration hereof.

INDEMNITY; INSURANCE
         8. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during the term of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability insurance with limits of $500,000.00 per person and $1,000,000.00 per incident, and property damage limits of $100,000.00, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph 8, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive its right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their Brokers, employees, contractors and/ or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

REPAIRS BY TENANT
         13. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including the building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder. Unless the grounds are common areas of a building(s) larger than the Premises, Tenant further agrees to care for the grounds around the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant agrees to return the Premises to Landlord at the expiration, or prior to termination of this Lease, in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

ALTERATIONS
         14. Tenant shall not make any alterations, additions, or improvements to the Premises. Tenant shall remove all of Tenant's machinery, equipment, and all items of parts, debris and truck vans from the Premises and yard area on or before the last day of the Lease Term. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery, equipment and other noted items.

REMOVAL OF FIXTURES
         15. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension or renewal thereof, remove all fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES
         16. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the Premises has been destroyed and Landlord shall restore the Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS
         17. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements may terminated this Lease by giving written notice of termination to the other party by certified mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice unless the party giving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION
         18. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purposes, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemner. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the Lease as herein provided. Broker may become a party to the condemnation proceeding for the purpose of enforcing his rights under this paragraph.

EVENTS OF DEFAULT
         19. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, shall constitute a breach of this Lease on the part of the Tenant: (A) Tenant abandons or vacates the Premises; (B) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (C) Tenant is adjudicated bankrupt; (D) a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (E) Tenant, either voluntarily or involuntarily, takes advantage of any debt or relief proceedings under the present or future law, whereby the rent or any part thereof is, or is proposed to be reduced or payment thereof deferred; (F) Tenant makes an assignment for benefit of creditors.

REMEDIES UPON DEFAULT
         20. Upon the occurrence of an Event of Default, Landlord, in addition to any and all other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following remedies:
         (A) Landlord may terminate this Lease by giving notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice;
         (B) Landlord may terminate this Lease as provide in paragraph 20(A) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (i) the monthly rental and additional rent for the period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, over (ii) the aggregate reasonable rental value of the Premises (less reasonable brokerage commissions, attorneys' fees and other costs relating to the reletting of the Premises) for the same period, all of which excess sum shall be deemed immediately due and payable;

         (C) Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part from Tenant's obligation to pay monthly rental and additional rent and perform all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and, after making such alterations and repairs, Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees, and of costs of such alterations and repairs, third, to the payment of the monthly rental and additional rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied against payments of future monthly rental and additional rent as the same may become due and payable hereunder; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder, including monthly rental and additional rent; if such rentals received from such reletting during any month are less than those to be paid during the month by Tenant hereunder, including monthly rental and additional rent, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly; Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by landlord in connection with such reletting and in making any alterations and repairs which are not covered by the rentals received from such reletting; notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Tenant acknowledges that the Premises are to be used for commercial purposes, and Tenant expressly waives the protections and rights set forth in Official Code of Georgia Annotated Section 44-7-52.

LANDLORD'S ENTRY OF PREMISES
         20. Landlord may enter the Premises at reasonable hours to exhibit the Premises to prospective purchasers or tenants, to inspect the Premises to see that Tenant is complying with all of its obligations hereunder, and to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE
         21. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

SUBORDINATION
         22. At the option of Landlord, Tenant agrees that this Lease shall remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Building or the Premises, and Tenant shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, showing the subordination of the Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable. Tenant shall upon request from Landlord at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (A) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (B) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); (C) the date to which any rent and other charges have been paid in advance, if any; and
(D) such other matters as Landlord may reasonably request. Tenant irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this paragraph.

QUIET ENJOYMENT
         23. So long as Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

NO ESTATE IN LAND
         24. This Lease shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of Landlord. Tenant has only a usufruct not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

HOLDING OVER
         25. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at end of this Lease and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the Premises, be twice the monthly rental otherwise payable under Paragraph 3 above.

ATTORNEY'S FEES
         26. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees to be fixed by the court in such action or proceeding, in an amount at least equal to fifteen percent of any damages due from the non-prevailing party. Furthermore, Landlord and Tenant agree to pay the attorney's fees and expenses of (A) the other party to this Lease (either Landlord or Tenant) if it is made a party to litigation because of its being a party to this Lease and when it has not engaged in any wrongful conduct itself, and (B) Broker if Broker is made a party to litigation because of its being a party to this Lease and when Broker has not engaged in any wrongful conduct itself.

RIGHTS CUMULATIVE
         27. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

WAIVER OF RIGHTS
         28. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

ENVIRONMENTAL LAWS
         29. Landlord represents to the best of its knowledge and belief, (A) the Premises are in compliance with all applicable environmental laws, and (B) there are not excessive levels (as defined by the Environmental Protection Agency) of radon, toxic waste or hazardous substances on the Premises. Tenant represents and warrants that Tenant shall comply with all applicable environmental laws and that Tenant shall not permit any of his employees, brokers, contractors or subcontractors, or any person present on the Premises to generate, manufacture, store, dispose or release on, about, or under the Premises any toxic waste or hazardous substances which would result in the Premises not complying with any applicable environmental laws.

TIME OF ESSENCE
         30. Time is of the essence of this Lease.

DEFINITIONS
         31. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises, "Tenant" shall include the undersigned and its heirs, representatives, assigns and successors, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or subtenants as to the Premises covered by such assignment or sublease. "Broker" shall include the undersigned, its successors, assigns, heirs and representatives. "Landlord", "Tenant" and "Broker" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NOTICES
         32. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or delivered by courier or sent by regularly scheduled commercial overnight delivery service prepaid, or deposited with the U.S. Postal Service, postage prepaid. In the event that any notice or obligation shall be required to be given or performed on a weekend or legal holiday then such date shall automatically be extended to the close of business of the next regular business day. Any such notices or deliveries required or permitted hereunder may be delivered to the fax number set forth herein by facsimile thereof (with delivery of an original by acceptable means as set forth above, promptly to follow) and such facsimile shall constitute an acceptable notice or delivery. Broker shall be copied with all required or permitted notices. Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant's taking possession of the Premises, then the Premises shall be Tenant's address for notice purposes. Notices to Landlord and Broker shall be delivered or sent to the addresses hereinafter stated, to wit:

         Landlord:                           Tenant:
         Steve Bacorn                        Golden Flake Snack Foods, Inc
         621 Hardage Farm Drive              One Golden Flake Drive
         Marietta, GA 30064                  Birmingham, AL 35233
         Fax: 770-389-0114

         Broker:
         Bryant Commercial Real Estate Partners
         3500 Lenox Road, NE
         Suite 200
         Atlanta, GA 30326
         Office: 404-442-2810


All notices shall be effective upon delivery. Any party may change his notice address upon written notice to the other parties.

ENTIRE AGREEMENT
         34. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described in paragraph 7, shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

SPECIAL STIPULATIONS
         35. Any special stipulations are set forth in the attached Exhibit ____. Insofar as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control.

Tenant acknowledges that Tenant has read and understands the terms of this Lease and has received a copy of it.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

Signed sealed and delivered                 TENANT:
                                                   -----------------------------
in the presence of:

_________________________           By:                                   (Seal)
                                       -----------------------------------------
Witness:                                    Name/Title:
                                                       -------------------------
                                            Address:
                                                     ---------------------------

                                            Phone:
                                                  ------------------------------


Signed sealed and delivered                 LANDLORD:
                                                     ---------------------------
in the presence of:

_________________________           By:                                   (Seal)
                                       -----------------------------------------
Witness:                                    Name/Title:
                                                       -------------------------
                                            Address:
                                                     ---------------------------

                                            Phone:
                                                  ------------------------------


Signed sealed and delivered                 BROKER:
                                                   -----------------------------
in the presence of:

_________________________           By:                                  (Seal)
                                       -----------------------------------------
Witness:                                    Name/ Title:
                                                        ------------------------
                                            Address:  3500 Lenox Road, Suite 200
                                                      Atlanta, GA  30326
                                            Phone:    404-442-2810
                                            Firm License #: 47588

                                   EXHIBIT "A"
                                   -----------

                              SPECIAL STIPULATIONS

1. Facsimile Signatures. Facsimile signatures shall be sufficient unless originals are required by a third party.

2. Counterparts. This Lease may be executed in two or more counterparts, each of which shall constitute an original, but when taken together shall constitute but one Lease. Each counterpart shall be effective if it bears the signatures of all parties hereto; or so many counterparts shall contain all of the signatures of the parties hereto shall constitute one Lease, and shall be effective as such.

3. E-Mail. E-mail is not sufficient for legal notice under Paragraph __ of the Lease.

4. It is hereby acknowledged by both Seller and Purchaser or Landlord and Tenant, as applicable that Broker, nor its affiliated licenses have engaged in the unauthorized practice or law during the negotiation of this transaction contemplated herein. Seller and Purchaser or Landlord and Tenant are hereby advised to seek legal counsel prior to executing this Agreement with any question (s) as to legal matters as they pertain to this transaction herein.

               FIRST AMENDMENT TO THE ATLANTA COMMERCIAL BOARD OF
                                 REALTORS, INC.
                      STANDARD COMMERCIAL. SALES AGREEMENT
  by and between Seller (Golden Flake Snack Foods, Inc. ). and (Steve Bacorn),
                               dated July 28, 2008
      for the property located at 321 Marble Mill Road, Marietta, GA 30060,
                              Cobb County, Georgia

Purchaser and Seller hereby agree that this amendment, dated August 27, 2008, shall become a part of the original above referenced contract (all parts together shall be the "Agreement") and carry the same force, effect and remedies as all parts of the contract that are contained in the original document. The principals further agree to the following:

               1) Purchaser and Seller agree that the contract to purchase 321 Marble Mill Road, Marietta, GA 30060 dated July 28, 2008 between Seller (Golden Flake Snack Foods, Inc) and Purchaser (Steve Bacorn) shall remain in full force.

               2) Purchaser and Seller agree that the letter dated August 20, 2008 from the Purchaser to the Broker is hereby withdrawn by the Purchaser.

               3) Purchaser and Seller agree to extend the inspection period until 4:00 on September 4, 2008. The closing date shall remain on or before September 26, 2008.

               4) Purchaser and Seller agree that the purchase price shall be five hundred and fifty six thousand ($556,000) DOLLARS (U.S.)

               5) Purchase and Seller agree that all other terms of the Purchase Agreement shall remain as before and that the points changed above shall supersede the Atlanta Commercial Board Of Realtors, Inc. Standard Commercial Sales Agreement dated July 28, 2008.


         Acknowledgments: Signatures below signify agreement to the terms above.

                                            Purchaser:


                  ----------------------------                ------------
                                                              Date



                  ----------------------------                ------------
                                                              Date

       SECOND AMENDMENT TO THE ATLANTA COMMERCIAL BOARD OF REALTORS, INC.
                       STANDARD COMMERCIAL SALES AGREEMENT
   by and between Seller (Golden Flake Snack Foods, Inc.) and (Steve Bacorn),
                               dated July 28, 2008
      for the property located at 321 Marble Mill Road, Marietta, GA 30060,
                              Cobb County, Georgia

Purchaser and Seller hereby agree that this amendment, dated September 4, 2008, shall become a part of the original above referenced contract (all parts together shall be the "Agreement") and carry the same force, effect and remedies as all parts of the contract that are contained in the original document. The principals further agree to the following:

               1) Purchaser and Seller agree that the Seller shall complete the following work prior to closing. After the following items have been completed, the Purchaser shall have the option to inspect the following items prior to closing.

               a. Install an expansion tank on the cold water side of the water heater.
               b. Provide access panel for water cut-off valve and pressure reducing valve.
               c.   Change overflow pipe on water heater from plastic to copper.
               d. Change all door knobs from cylindrical design to lever design according to ADA compliance standards.
               e. Gas fired unit heaters in the warehouse need to have disconnects installed on the unit.
               f. Exits signs shall be installed at every exit man door as well as emergency egress lighting installed in the warehouse and offices.
               g. The A/C condenser needs to have a GFIC receptacle installed with in 25 feet of it.
               h. The louver on the exhaust fan shall be fixed so that it opens completely when turned on.
               i. The electrical cable that feeds the louver is a rubber cord that shall be replaced with conduit or MC Cable.
               j. The ground wire from the panel to the ground rod shall be in a PCV or Ridged conduit.
               k. The outdoor lighting shall be replaced or repaired A switch shall be installed on the front light so that the lights can be turn off during the day.
               l. Replace or repair all light fixtures that are not working properly.

         2) Purchaser and Seller agree that the Seller shall re-stripe the parking lot area as well as adding ADA compliant handicap parking. The Seller agrees to re-stripe the parking lot according to Purchase's layout. Seller also agrees to re-stripe the parking area after vacating the premises.
         3) Purchase and Seller agree that all other terms of the Purchase Agreement shall remain as before and that the points changed above shall supersede the Atlanta Commercial Board of Realtors, Inc. Standard Commercial Sales Agreement dated July 28, 2008.



     Acknowledgements: Signatures below signify agreement to the terms above.



         Purchaser:


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                         Seller:                                  Date



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                                                                  Date

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